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                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C 20549

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 30, 1994

                   Rochester Telephone Corporation
        (Exact name of registrant as specified in its charter)

         New York                   1-4166                 16-0613330
(State or other jurisdiction      (Commission           (IRS Employer
of incorporation)                 File Number)          Identification No.)

180 South Clinton Avenue
Rochester, New York                                             14646
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code  (716) 777-1000

Item 5   Other Events

     On November 30, 1994, Rochester Telephone Corporation announced an agreement to acquire all of the outstanding shares of American
Sharecom, Inc., a long distance company headquartered in Minneapolis, Minnesota.

     As permitted by General Instruction F to Form 8-K, the Registrant incorporates by reference the information contained in the press release which is filed as an Exhibit to this Report on Form 8-K.


                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.



                                         Rochester Telephone Corporation
                                                   (Registrant)


Dated:  November 30, 1994                 By: /s/ Barbara J. LaVerdi
                                          ----------------------------
                                                 Barbara J. LaVerdi
                                                 Assistant Secretary
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                           EXHIBIT INDEX

Exhibit Number      Description
- --------------      ---------------

     99             Press Release dated      Filed herewith
                    November 30, 1994
                    regarding acquisition
                    of American Sharecom, Inc.